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Form W-8IMY                |                      CERTIFICATE OF FOREIGN INTERMEDIARY,                       |
(Rev. December 2000)       |                  FOREIGN FLOW-THROUGH ENTITY, OR CERTAIN U.S.                   |
                           |                   BRANCHES FOR UNITED STATES TAX WITHHOLDING                    |
                           |                                                                                 | 0MB No. 1545-1621
Department of the Treasury | SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE. SEE SEPARATE INSTRUCTIONS. |
Internal Revenue Service   |   GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT SEND TO THE IRS.     |
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DO NOT USE THIS FORM FOR:                                                                                        INSTEAD, USE FORM:
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o  A beneficial owner solely claiming foreign status or treaty benefits......................................................W-8BEN
o  A hybrid entity claiming treaty benefits on its own behalf................................................................W-8BEN
o  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States...............................................................................W-8ECI
o  A disregarded entity. Instead, the single foreign owner should use..............................................W-8BEN or W-8ECI
o  A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b)........................................................................W-8EXP
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PART I     IDENTIFICATION OF ENTITY
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1     Name of individual or organization that is acting as intermediary         |    2    Country of incorporation or organization
                                                                                |
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3     Type of entity--check the appropriate box:                      [ ] Withholding foreign trust. Complete Part V.
      [ ] Qualified intermediary. Complete Part II.                   [ ] Nonwithholding foreign partnership. Complete Part VI.
      [ ] Nonqualified intermediary. Complete Part Ill.               [ ] Nonwithholding foreign simple trust. Complete Part VI.
      [ ] U.S. branch. Complete Part IV.                              [ ] Nonwithholding foreign grantor trust. Complete Part VI.
      [ ] Withholding foreign partnership. Complete Part V.
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4     Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE P.O. BOX.

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      City or town, state or province. Include postal code where appropriate.                      | Country (do not abbreviate)
                                                                                                   |
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5     Mailing address (if different from above)

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      City or town, state or province. Include postal code where appropriate.                      | Country (do not abbreviate)
                                                                                                   |
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6     U.S. taxpayer identification number (if required, see instructions)       |    7    Foreign tax identifying number, if any
      [ ] SSN or ITIN               [ ] EIN                [ ] Q1-EIN           |         (optional)
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8     Reference number(s) (see instructions)

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PART II    QUALIFIED INTERMEDIARY
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 9a [ ] (All qualified intermediaries check here) I certify that the entity identified in Part I:

        o  Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified on line 8 or in a withholding statement associated with this form AND

        o  Has provided or will provide a withholding statement, as required.

  b [ ] (If applicable) I certify that the entity identified in Part I has assumed primary withholding responsibility under
        Chapter 3 of the Code with respect to the account(s) identified on this line 9b or in a withholding statement associated with this form ............................................................................................................

        ...........................................................................................................................

  c [ ] (If applicable) I certify that the entity identified in Part I has assumed primary Form 1099 reporting and backup withholding responsibility as authorized in its withholding agreement with the IRS with respect to the account(s)
        identified on this line 9c or in a withholding statement associated with this form ........................................
        ...........................................................................................................................
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PART III   QUALIFIED INTERMEDIARY
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10a [ ] (All nonqualified intermediaries check here) I certify that the entity identified in Part I is not a qualified intermediary and is not acting for its own account.

  b [ ] (If applicable) I certify that the entity identified in Part I is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.

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FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.                  Cat. No. 25402Q           Form W-8IMY (Rev 12-2000)
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Form W-8IMY (Rev. 12-2000)                                                                                                 Page 2
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PART IV    CERTAIN UNITED STATES BRANCHES
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NOTE:    You may use this Part if the entity identified in Part I is a U.S. branch of a foreign bank or insurance company and is subject to certain regulatory requirements (see instructions).

11 [ ]  I certify that the entity identified in Part I is a U.S. branch and that the payments are not effectively connected with the conduct of a trade or business in the United States.

CHECK BOX 12 OR BOX 13, WHICHEVER APPLIES:
12 [ ]  I certify that the entity identified in Part I is using this form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with this certificate.

13 [ ]  I certify that the entity identified in Part I:
        o  Is using this form to transmit withholding certificates or other documentary evidence for the persons for whom the branch receives a payment AND
        o  Has provided or will provide a withholding statement, as required.

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PART V     WITHHOLDING FOREIGN PARTNERSHIP OR WITHHOLDING FOREIGN TRUST
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14      I certify that the entity identified in Part I:
        o  Is a withholding foreign partnership or a withholding foreign trust AND
        o  Has provided or will provide the withholding statement, as required.

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PART VI    NONWITHHOLDING FOREIGN PARTNERSHIP, SIMPLE TRUST, OR GRANTOR TRUST
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15      I certify that the entity identified in Part I:
        o  Is a nonwithholding foreign partnership, a nonwithholding foreign simple trust, or a nonwithholding foreign grantor trust and that the payments to which this certificate relates are not effectively connected, or are not treated as effectively connected, with the conduct of a trade or business in the United States AND
        o  Has provided or will provide a withholding statement, as required.

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PART VII   CERTIFICATION
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Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income for which I am providing this form or any withholding agent that can disburse or make payments of the income for which I am providing this form.



SIGN HERE         .....................................................................     .......................................
                                    Signature of authorized official                                   Date (MM-DD-YYYY)
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